UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _____________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
October 25, 2013
Date of Report (Date of earliest event reported)
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FEI COMPANY
(Exact name of registrant as specified in its charter)
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Oregon	000-22780	93-0621989
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5350 NE Dawson Creek Drive, Hillsboro, Oregon 97124
(Address of principal executive offices, including zip code)
(503) 726-7500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
 _____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Equity Grants
On October 25, 2013, the Compensation Committee of the Board of Directors (“Board”) of FEI Company (“Company”) approved the grant of restricted stock unit (“RSU”) and stock option awards, effective October 31, 2013, from within the Company's 1995 Stock Incentive Plan to the Company's named executive officers in the amounts described in the following table. These awards were annual grants made as long-term incentive compensation for the executives named.

Named Executive Officer	Number of RSUs Granted[1]	Number of Options Granted[2]
Don R. Kania	15,904	41,356
Raymond A. Link	4,668	12,140
Benjamin Loh	8,460	21,996
Bradley J. Thies	4,060	10,556
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[1]	These RSUs vest in four equal annual installments beginning October 31, 2014.

[2]	These options carry a term of seven years and vest in four equal annual installments beginning October 31, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEI COMPANY

/s/ Bradley J. Thies
Bradley J. Thies
Senior Vice President, General Counsel and Secretary
Date: October 29, 2013